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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 1, 2001, included in this Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees Annual Report on Form 11-K, for the period from inception, February 1, 2000, through December 31, 2000, into the previously filed Form S-8 Registration Statement File No. 333-58056.




                                              /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
June 28, 2001